EXHIBIT 99.154

D.A. Davidson & Co. Annual Financial Services Investor Conference May 8, 2008 Michael J. Cushman President/CEO Kevin R. Watson EVP/Chief Financial Officer

Disclaimer Disclosure
This presentation contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. For a discussion of factors that could cause actual results to differ, please refer to the Company's periodic reports filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2007 (and in particular, the discussion of risk factors within that report) which should be considered when evaluating the business prospects of the Company.

Company Profile
Founded in 1972
Holding Company for North Valley Bank
Headquartered in Redding, California
Total assets $945 million, as of March 31, 2008
26 branches serving nine counties
NASDAQ:NOVB - since 1998

Executive Management
Years Banking
Experience
Michael J. Cushman, President & CEO 31
Kevin R. Watson, Chief Financial Officer 7
Scott R. Louis, Chief Operations Officer 37
Roger D. Nash, Chief Credit Officer 37
Gary S. Litzsinger, Chief Risk Officer 12

Business Model Consumer-Focused Retail Branch System Five Business Banking Centers Serving Commercial Clients Residential Real Estate Lending Group Consumer Lending Group

2008 Strategic Focus Grow Core Deposits Asset Quality Gain Operating Efficiencies>

Core Deposit Growth Premier Banking Remote Deposit Capture Deepen Existing Relationships Community Involvement

Core Deposit Growth
Launch Premier Banking Group
Hired seasoned professional bankers to manage team and develop campaign
Target small-medium sized businesses, professionals and high net-worth individuals
Roll out plan in our business banking markets: Redding, Santa Rosa, Fairfield, Woodland and Roseville
Offer and deliver full suite of products

Core Deposit Growth
Expand rollout of Remote Deposit Capture
Product was well-received when originally launched, but put on hold during merger process
Provides flexibility to customers and can result in lower courier expense

Core Deposit Growth
Deepen Existing Relationships
Cross sell customers that currently use just 1-2 NOVB products
Conduct joint calls with lenders and deposit officers
Community Involvement
Continue strong community based activities and support in markets served Service recognition - named "Best Bank in the North State" in 2006 and 2007

Asset Quality
Strengthened Credit Administration
Formed Special Projects Group to augment portfolio administration efforts
Continue portfolio stratification to monitor and manage concentration risks
Maintain solid underwriting practices

Balance Sheet Assets (000's) 2004 $866,231 2005 $918,415 2006 $905,673 2007 $949,019 3/31/08 $945,481

Balance Sheet Loans (000's) 2004 $553,345 2005 $624,512 2006 $659,793 2007 $746,253 3/31/08 $750,588

Balance Sheet Deposits (000's) 2004 $711,654 2005 $746,690 2006 $750,288 2007 $736,739 3/31/08 $762,749

Income Statement Net Income (000's) 2003 $7,971 2004 $8,379 2005 $9,149 2006 $10,396 2007 $6,534 Diluted FDS 2003 $1.13 2004 $1.17 2005 $1.17 2006 $1.36 2007 $0.86

Income Statement
Net Income (000's) Mar-06 $2,129
Jun-06 $2,294
Sep-06 $2,919
Dec-06 $3,054
Mar-07 $2,204
Jun-07 $1,720
Sep-07 $2,220
Dec-07 $390
Mar-08 $280
Diluted FDS
Mar-06 $0.27
Jun-06 $0.30
Sep-06 $0.39
Dec-06 $0.40
Mar-07 $0.29
Jun-07 $0.22
Sep-07 $0.29
Dec-07 $0.05
Mar-08 $0.04

Core Deposit Growth Deposit Mix 3/31/08 - $762.7 million time 32% DDA 21% NOW 23% MM 14% Savings 10%

Asset Quality
Credit quality Trends
NPLs / Loans NPAs/ Assets 3/31/06 0.17% 0.22%
6/30/06 0.03% 0.13%
9/30/06 0.11% 0.18%
12/31/06 0.07% 0.15%
3/31/07 0.08% 0.16%
6/30/07 0.43% 0.43%
9/30/07 0.47% 0.46%
12/31/07 0.24% 0.28%
3/31/08 3.43% 2.82%

Loan Portfolio - 3/31/08 $750.6 million Consumer, 5% Commercial, 12% RE - Commercial, 12% RE - Construction 29% RE - Mortgage, 7% HELOC's 5%

Asset Quality Loan Portfolio by market- 3/31/08 $750.6 million Sonoma 19% Placer/Sac, 14% Solano/Yolo, 12% Coast, 9% Shasta, 46%

Asset Quality Construction Portfolio - 3/31/08 $217 million Residential-Owner Occupied, 4% A & D, 17% Residential Projects, 30% Multi-Family, 2% Commercial, 15% Raw Land, 32%

Asset Quality Construction Portfolio by Market - 3/31/08 $217 million Sonoma 43% Placer/Sac, 14% Solano/Yolo, 6% Coast, 2% Shasta, 35%

Asset Quality Construction Portfolio Residential $161 million Development Projects, 41% A & D, 19% Raw Land, 31% Owner Occupied, 6% Multi-Family, 3%

Asset Quality Construction Portfolio - Commercial $56 million A & D, 11% Raw Land, 32% Projects, 57%

Asset Quality Commercial RE Portfolio - 3/31/08 $313 million Owner Occupied, 21% Investment Property, 79%

Asset Quality Commercial RE Portfolio by market- 3/31/08 $313 million Sonoma 7% Placer, 17% Solano/Yolo, 17% Coast, 17% Shasta, 42%